Sigma-Aldrich Corporation We are Committed to Accelerating our Customers’ Success through Leadership in Life Science, High Technology and Service Exhibit 99.1

Cautionary Statements
Our presentation today will include forward looking statements about the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations for sales and earnings growth, cash flow, debt levels, share repurchases and return on equity, assumptions regarding Company operations, investments and acquisitions and conditions in the markets the Company serves. While we believe that these expectations are based on reasonable assumptions, such statements are subject to risks and uncertainties including, among others, certain economic, political and technological factors and we can give no assurance that the goals will be achieved. Actual results may differ materially from those stated or implied during this meeting or contained in other Company communications due to, but not limited to, such factors as (1) changes in pricing and the competitive environment, (2) fluctuations in foreign currency exchange rates, (3) dependence on uninterrupted manufacturing operations, (4) changes in the regulatory environment in which the Company operates, (5) changes in worldwide tax rates or tax benefits from domestic and international operations, including the matters described in Note 10 to the
Consolidated Financial Statements - Income Taxes - in the Company’s Form 10-K report for the year ended December 31, 2007, (6)
exposure to litigation, including product liability claims, (7) changes in research funding and the success of research and development activities, (8) the ability to maintain adequate quality standards, (9) reliance on third party package delivery services,
(10) the impact of acquisitions and success in integrating and obtaining projected results from the acquisitions, (11) other changes in the business environment in which the Company operates, and (12) the outcome of the matters described in Note 11-Contingent
Liabilities and Commitments-in the Company’s Form 10-K report for the year ended December 31, 2007. The Company does not undertake any obligation to publicly update the matters covered in this presentation.
With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance. While able to report historical currency impacts, we are unable to estimate changes that may occur in applicable rates of exchange later in 2008 and thereafter. T hus, we are unable to provide GAAP growth rates for such future periods as required by Regulation G adopted by the SEC. Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also uses both GAAP and adjusted sales, income and process improvement savings amounts and comparisons to reflect what it believes is ongoing and/or comparable operating results excluding currency impacts, the sales benefit from acquisitions and an inventory purchase accounting charge. Management excludes these other items in judging its historical performance and in assessing its expected future performance and believes this non-GAAP information is useful to investors as well. However, management considers currency-adjusted growth and adjusted income only in conjunction with, and not apart from, comparable GAAP financial information.

We are Committed to Accelerating our Customers’ Success through Leadership in Life Science, High Technology and Service Enhancing Global Reach Through Excellence

4 Celebrating $2 Billion In Sales • Major Milestone For Sigma-Aldrich • Global Reach Of Company • Leadership In Life Science & High Technology

A Major Supplier In Life Science & High Technology

Sigma-Aldrich Overview
•
2007 Performance
-
$2.0 Billion in Sales
-
21.5% Pretax Margin
-
20.6% Return on Equity
-
Strong Cash Flow
•
130,000 Products
•
1,000,000 Customers
•
80,000 Accounts
•
7,900 Employees in
36 Countries

Five Key Initiatives To Achieve Objectives

• Increase Focus on Becoming Customer Centric
• Maintain Leadership in Life Science & High Technology
Strategic Plan Objectives
Building For The Future
Strategic
Financial
• Achieve Minimum 10% Annual Top & Bottom Line Growth
• Maintain 20% Return on Equity
• Retain Effective Debt to Capital Ratio
• Reinvest Cash From Operations In Sales And EPS Growth

Achieve Above Market Growth

Sales Growth Goals
Building For The Future
Research Essentials 19% 5% 4-5% 4%
Research Specialties 37 8 7-8 6
Research Biotech 15 4 7-8 >10
SAFC 29 7 8-9 >10
    Internal 100% 7% 7% 7%
Acquisitions 3
    Total 10%
2007
Sales
Mix
2007
Organic
Growth
2008
Expected
Growth Growth
Long-Term

Largest Research Chemical Supplier & Top 10 Fine Chemical Company

Research Market
$10 Billion Worldwide
3-4% Growth
USA 40%; Europe 35%; Int’l 25%
Our Markets
Fine Chemical Market
$50 Billion Worldwide
2-3% Growth
USA 55%; Europe 30%; Int’l 15%
0 0.5 1 1.5
VWR
Becton Dickinson
Qiagen
Wako
Thermo Fisher
GE Healthcare
Applera
Invitrogen
Merck
Sigma-Aldrich
Annual Revenue ($B)
0 0.5 1 1.5 2 2.5 3
Dishman
Siegfried
SAFC
Albemarle
NPIL
Covidient
Lonza
DSM
Evonik
BASF
Annual Revenue ($B)

5 Year Compound Growth:  Sales - 11% ; EPS - 13%

Sales Growth
7.6%
0.3%
8.6%
3.3%
18.3%
17.6%
7.9%
7.5%
13.4%
8.6%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
2003 2004 2005 2006 2007
Reported Adjusted for Currency/Acquisitions
Reported
Acquisition Benefit
Financial Performance
Adjusted for Currency/Acquisitions
Profit (EPS) Growth
6%
3%
25%
10%
13%
8%
9%
9%
14%
2%
0%
5%
10%
15%
20%
25%
30%
2003 2004 2005 2006 2007
Reported
Currency Adjusted
Stock Buyback

Sales Growth Exceeds Market Growth Rate

0%
2%
4%
6%
8%
10%
12%
14%
16%
2003 2004 2005 2006 2007
Financial Performance – Sales Growth
Reported
Research Chemicals (71% -A)
Fine Chemicals (29% -A)
-10%
0%
10%
20%
30%
40%
50%
60%
70%
2003 2004 2005 2006 2007
Market
Adjusted for Currency
Reported
Market
Adjusted for Currency/Acquisitions
Acquisitions

EPS Contributors - 2007 vs. 2006
Financial Performance
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$2.05 $0.10
5%
($0.01)
(1%)
$0.02
1%
($0.07)
(3%)
$0.25
12%
$2.34
YTD 2007 Gain Primarily From Operations and Favorable Currency

20% Target Achieved For 5 Years 12 Return on Equity Financial Performance 20.4% 21.1% 21.1% 20.9% 20.6% 0% 5% 10% 15% 20% 25% 2003 2004 2005 2006 2007

Accelerating Customers' Success Drives Above Market Growth

2007 Highlights
• Service Remained Strong
• Research Achieved 95% Same Day Shipment
• SAFC Improved On Time Deliveries To 86%, With Future Order
Growth >30%
• Employees Recognized By Customers For Customer Success
Driven Approach
• Official Recognition By Abbott For
The Second Year In A Row
• Official Recognition By The Academy
Of Science For Supporting Research
Align Structure With Customers And Markets

25% Of Sales In CAPLA Markets By 2010

2007 Highlights
• Sales Growth In CAPLA: 20%
• Commitments To Produce And Store
Products Closer To Customers In China and
South Korea
• Commenced Project to Expand Fermentation
Capabilities in Israel
Expand In Faster Growing Geographic Markets

E-Centric Organization

2007 Highlights
Key Drivers – Migration To Electronic Commerce
• Improved Search Capabilities
• Enhanced Infra Structure (Websphere)
• Entered Into Research Partnership
With Ingenuity
• Introduced Online Chat For Technical
Service Inquiries
Build On Internet Superiority

2007 Highlights
• Involved Customers In Improvement Initiatives
• Improved Product Quality
• Implemented A Multi-Year Supply Chain Initiative
Leverage Process Improvement
Achieved $15.0 Million Savings Target While Improving Quality & Service

Added New Capabilities

2007 Highlights
• Acquisitions
Epichem
Molecular Medicine BioServices
• In-Licensed >45 Technologies
Including Sangamo Biosciences
• Revenue Stream = Outlicensing
$1.4 Million
Fill Growth Target
Through Acquisitions
MMB
Epichem
Annualized
Revenue
$52 Million

Plan Initiatives On-Track

Summary of 2007 Performance
Successfully Continued Implementing New Initiatives
Launched Supply Chain Initiative
Achieved Geographic Expansion & Internet Goals
Achieved Process Improvement  Savings Objective
Added Technology, Capacity & Geographic Reach
Through Two Acquisitions & New License Agreements
Improved Operating And Pre-Tax Margins
Maintained ROE >20%

17% Compound Annual Growth - Last 5+ Years

Stock Performance
(*)
Post-Split
(To 2-29)
Low 21
High 29
High 31
Low 27
Low 28
High 34
Low 31
High 40
Low 37
High 57 High 57
Low 48
5-Years 3-Years 1-Year
Dow Jones 10 7 6
S&P 500 11 7 4
NASDAQ 16 7 10
Sigma-Aldrich 17 23 41
Last Last Last
Price History
(*)
Stock Returns
$15
$20
$25
$30
$35
$40
$45
$50
$55
$60
2003 2004 2005 2006 2007 2008

Exceed Market Growth / Increase Pre-Tax Margins

2008 Projections
Key Assumptions
• December 2007 FX Rates
• Effective Tax Rate Of 30-32%
• Repurchase Of Up To 4 Million Shares
Sales (excluding future acquisitions)
    Organic 7
%
    Currency 3
%
    Acquisition <1
%
          Total 10
%
EPS ($2.52 - 2.62) 8    12
%
Return On Equity > 20
%
Financial Performance & Projections

New Programs Supporting Five Initiatives To Offset Market Conditions

2008 Challenges
• Big Pharma Focused On Driving Drugs To Market
• U.S. Academic Funding Less Than Robust Growth
• Impact of Economic Slowdown on SAFC Growth

Efforts To Drive Organic Sales Growth To 7%

2008 Opportunities
• Expanded Sales Efforts
• Increased Outsourcing By Pharma Companies
- Growth In CRO’s
- Clinical Trials Conducted Abroad
- Larger Relationships With Key Suppliers
• Growth In Small And Medium Size Biotechs
• Opportunities In Emerging Markets
• Expanding Footprint In Hi-Tech
• Environmental Sustainability & Global Awareness

Regularly Scheduled Reviews

Company Planning History
Outcome
1999 Plan Developed "One Company" Approach
Divested B-Line Systems
Committed To Repurchase Shares
Add Leverage
Shareholding and Performance Reward Programs Added
2001 Update Divested Diagnostics
2002 Plan Sales & Marketing Activities Enhanced
2004 Update R&D and Quality Programs Upgraded
2005 Plan "Customer Centric" Approach
Five Key Initiatives To Drive Growth
2007 Update Streamline Supply Chain
(Eight Interdependent Initiatives)
2008 Plan Enhance "Customer Centric" Approach/Improve Margins

2008 Plan Builds On Current Initiatives

2008 Company Plan Approach
• Intend To Follow Past Approach
- Use Cross-Section Of Internal Resources
- Engage External Consultant
• Evolutionary
- Sharpen Focus On Existing Initiatives
- Implement Supply Chain Initiatives To Improve Margins

Formal Approach To Business Planning

Company Planning Approach
• Develop Plans With 3-Year Implementation Cycle
• Interim Review Midway To Sharpen Focus
• Involve Employees With “High Potential”
Timing
Develop And Communicate Plan Q2-Q4 2008
Implement Q1 2009

Recent Promotions & New Responsibilities Strengthen Mgmt Team

Organization
Jai Nagarkatti
President & CEO
Doug Rau
Vice President
Human Resources
Frank Wicks
President
SAFC
Dave Julien
President
Research Specialties
Operations & Marketing
Gilles Cottier
President
Research Essentials
International
David Smoller
President
Research Biotech
R & D
Mike Hogan
Chief Administrative Officer
& Chief Financial Officer
Karen Miller
Vice President
Controller
Kirk Richter
Vice President
Treasurer
Carl Turza
Vice President
Chief Information Officer
Kevin Krosley
Vice President
Process Improvement
Gerrit van den Dool
Vice President
Sales
Rich Keffer
VP, General Counsel
& Secretary
Steve Walton
Vice President
EHS & Quality

We are Committed to Accelerating our Customers’ Success through Leadership in Life Science, High Technology and Service Enhancing Global Reach Through Excellence

Initiatives Set Actions For 2006 - 2008

Building For The Future
1. Align Structure With Customers And Markets
2. Expand In Faster Growing Geographic Markets
3. Build On Internet Superiority
4. Leverage Process Improvement For Excellent
Investment Returns
5. Fill Growth Target Through Acquisitions
Five Key Initiatives

Research Essentials
Research
Specialties
37%
($761M) Research Essentials
19%
($388M)
SAFC
29%
($591M
Research Biotech
15%
($299M)
Business
Units
Customer
Types
Driving
Forces
Long-Term
Growth
Goal
Research
Essentials
Economic
Buyers
Relationship
Selling
4%
Research
Specialties
Lab
Scientists
Transactional
Selling
6%
Research
Biotechnology
Life
Scientists
Innovation >10%
SAFC
Project &
Development
Managers
Customer
Intimacy
>10%
Innovative Solutions For Economic Buyers

Research Essentials
Market Overview
• Market
- Growth ~  2%
- Size >$2.0 Billion
- SIAL Share ~15%
• Customer Requirements
- Low Transactional Costs
- Customized Service, Packaging, And Pricing
- Responsive And Flexible Account Management
- Support Customers Where The Work Gets Done
• Competitors
- US And Europe Served By Two Broad Line Distributors
- CAPLA Markets Highly Fragmented And Served By Local Suppliers

Research Essentials Is Our Base Business With Research Specialties

Research Essentials
Business Unit Overview
• ~10,000 Products
• $388 M Sales
• Competitive Pricing
• A Broad Customer Base With 80,000 Accounts
• Account Management is Key

Relationship Selling 32 Research Essentials Value Drivers • Global Account Management • Product Portfolio - Differentiated Pricing - Consistent Quality - Customization

Plan Globally-Service Locally

Research Essentials
Value Drivers
• International Operations
-
Conduct Business In Local Languages
-
Supply Chain Enhancement
-
Support Customers Shift To Where The Work Gets Done

Focus On Global Innovation

Research Essentials
Strategy
• Align Resources To Meet Changing Needs Of Our Largest Customers
• Create Value Through Business Solutions For Economic Buyer
• Leverage Our Global Presence And Common Systems
• Maximize Components Of Our Pricing Strategy
• Continue To Build Infrastructure In CAPLA
• Focus Our Acquisition & Collaboration Activity In CAPLA

Take Market Share For Growth

• Product Portfolio
-
Maximize Pricing Strategy
-
Differentiate Marketing Approach By Product Initiatives
-
Reduce Cost Through Supply Chain & OEM Initiatives
Research Essentials
Growth Opportunities And Tactics

Take Market Share For Growth

• Leverage Global Presence
- Enhance Service And Build Infrastructure In High Growth Economies
With Aggressive Focus In China & India
- Increase Use Of Selected International Locations To Support Our
Overall Global Business Strategy
- Build Organization Depth By Managing Our Talent Globally
• Create Innovative Business Solutions
- Expand on Successful Customer Centric Solutions with Global
Pharmaceutical Customers
- Add New Services To Customers Thru Partnership & Collaboration
- Leverage Our Supply Chain Expertise
Research Essentials
Growth Opportunities And Tactics

Leverage Strong Leadership Position

Research Essentials
Distinct Advantages Over Competitors
• Strong Global Brand Recognition
• Demonstrated Service & Process Improvement Culture
• Trusted Business Partner
• Established Global Presence Across Developed & Fast
Growing Economies
• Common Systems
• Broad Product Offering & Customer Base
• Supply Chain Expertise

Deliver Above-Target Growth

Research Essentials
2007 Results
• 2007 Results:  4.6% Sales Growth (Currency Adjusted)
• Key Drivers
-
Value Pricing, Product Initiatives, Account Management Focus
-
CAPLA
-
20% Sales Growth
• Brazil, China & India Growing ~35 to 50%
-
Announced Plan To Build Hi-Tech Packaging Plant In Korea &
Manufacturing Plant In China

Take Market Share & Leverage Global Reach

Research Essentials
2008 Goals And Initiatives
Sales Increase Goal - 4 to 5%
Major Initiatives
•
Product Portfolio:
- Expand On Best Practices
- Focus On Cell Culture
- Drive OEM Supply Agreements
•
CAPLA:
- Add Distribution & Manufacturing Capabilities In China, India & Korea
- Expand In New Markets in Latin America & South East Asia
- Revitalize Japan Sales By Moving Closer To Customers
- Increase Acquisition & Collaboration Activity

Innovative Solutions In Services & Products

Research Specialties
Research
Specialties
37%
($761M) Research Essentials
19%
($388M)
SAFC
29%
($591M
Research Biotech
15%
($299M)
Business
Units
Customer
Types
Driving
Forces
Long-Term
Growth
Goal
Research
Essentials
Economic
Buyers
Relationship
Selling
4%
Research
Specialties
Lab
Scientists
Transactional
Selling
6%
Research
Biotechnology
Life
Scientists
Innovation >10%
SAFC
Project &
Development
Managers
Customer
Intimacy
>10%

We Are The Leader

Research Specialties
Market Overview
• Market
- Growth – 3 to 4%
- Size >$2.5 Billion
- SIAL Share ~ 30%
• Customer Requirements
- Easy To Locate Products
- Simple And Transparent Order Processes
- Product Availability And Rapid Delivery
• Competitors
- A Few Large Competitors
- Numerous Specialized Companies

Research Specialties
Business Unit Overview
• ~100,000 Products
• $ 761 M Sales
• Mainly Sold At Catalog Prices, Low Discounts. High Margin, High Inventories
• 1M End Users
• Number 1 In Many Markets
• Internet And Catalog Are Key
Research Specialties Is Our Base Business With Research Essentials

The Leader In Customer & Technical Services

Research Specialties
Value Drivers
• Product Portfolio
- Breadth Of Line
- Specialty, Unique And Common Products
- Innovative, New Products ~3,000 Per Year
- Competitively Priced
- Consistent Quality And Availability
• Internet, Catalog And Customer Service
- Ease Of Ordering And Tracking
- Accessible Product Data And Information
- Problem Solving And Customized Solutions
- Answers To Technical Questions

Revitalize Our Core Business

Research Specialties
Strategy
• Maintain #1 Market Position
• Enhance World-Class Internet
• Target Marketing Across Customers, Regions And Products
• Provide Innovative New Products And Differentiate Services
• Provide High Quality Products in Shortest Cycle Time
• Expand Geographically
• Improve Pricing Strategies

Broadest Product Line Available

Research Specialties
Growth Opportunities And Tactics
• Product Portfolio
-
Enhance Business Development Function
-
Increase Collaboration, Licensing, And
Exclusive Relationships
-
Innovative New Products
-
Provide Innovative Services
-
Address Niche Market Opportunities
-
Increase Organic Sales Into Target Market
Segments And Regions
-
Implement Pricing Strategies

Recognized As #1 Catalogs In Market

Research Specialties
Growth Opportunities And Tactics
Our Firepower: Print
Global Coverage
• 1 M catalogs/year
• 3 M newsletters, 30 issues/year
Hitting the Target
• 1.6 M names, up to date, incl profiles
• Directed to specified “communities”
Being Effective
• Well-recognized titles
• Execution discipline
• Managed feedback: 660K processed
2.5 Million Catalogs In Circulation
1 Million Plus Customer List

The Catalog Of The Future

Our Shopping Mall: The Web
Number 1 Site in Research Industry:
• 23 M Visits In 2007
• Extraordinary Search Capabilities
660K Registered Web Users
5 M E-Mails
Search Engine Marketing
Sponsored Ads, Collaboration
Merchandising
E-Commerce: $550 M  Sales
Research Specialties
Growth Opportunities And Tactics

Extend Our Offering Of Products And Services

• New Products
• New “Solutions” And Services
• New Platforms/Collaborations
- Ionic Liquids
- Chem Dose Tablets
- Hybrid Particle Technology
- SAMS (Self-Assembly Materials)
• Acquisitions (IP/Companies)
Research Specialties
Growth Opportunities And Tactics
Innovation

Strengthen Our Leadership Position

Research Specialties
Distinct Advantages Over Competitors
• Customer Communication
- 1 Million Customer Contact Data
- 660K Web Registration
• Internet, Catalog And Newsletter
- 23M Internet Visits
- 1M New Catalogs/Annually
- 3M Newsletters/Annually
• Global Reach And Service
- 19 Distribution Centers
• Innovation And Business Development
- 3,000 New Products, Licenses And Acquisitions
• Capabilities For Customized Services
- Procurement, Manufacturing/QC
- Packaging And Distribution

Delivered Above Target Growth

Research Specialties
2007 Results
• 2007 Results:  8.3% Sales Growth (Currency Adjusted)
• Key Drivers
- New Services And Products
- International Expansion
- Price
- Internet
- Global Agreements/Relationships
- Targeted Marketing

Continue To Add Services

Research Specialties
2008 Goals And Initiatives
•
Products
- Expand Attractive Groups; Selectively Add Resources
•
Customer Communication
- Refine Segment Ownership
- Sales Development In Asia/Pacific (SAMS, Web, Print, Local Adaptions)
- Drive Change From Print To Web
- Improve Selling Via Account Management
•
Operations
- Optimize Service Levels And Inventory Globally
•
Organization
- System Change To Address Product And Discount Ownership
- Drive Globalization Of Marketing
Sales Increase Goal – 7 to 8%
Major Initiatives

Innovative Life Science Products

Research Biotech
Research
Specialties
37%
($761M) Research Essentials
19%
($388M)
SAFC
29%
($591M
Research Biotech
15%
($299M)
Business
Units
Customer
Types
Driving
Forces
Long-Term
Growth
Goal
Research
Essentials
Economic
Buyers
Relationship
Selling
4%
Research
Specialties
Lab
Scientists
Transactional
Selling
6%
Research
Biotechnology
Life
Scientists
Innovation >10%
SAFC
Project &
Development
Managers
Customer
Intimacy
>10%

Continued Investment In Technology

Research Biotech
Market Overview
• Market
-
Growth - 4-5%
-
Size – >$5.0 Billion
-
SIAL Share  >5%
• Customer Requirements
-
Technology And Solution-Oriented Products
-
Data Associated With Products
-
Technical Sales And Support
-
Service And Quality
• Competitors
-
Invitrogen,Thermo Fisher,  Qiagen, GE Healthcare, Millipore -
Recognized Technology Leaders
-
Smaller Niche Players, Santa Cruz, CST

Continually Expand Technology Portfolio

Research Biotech
Business Unit Overview
• ~20,000 Products
• $299 M Sales
• Product Innovation And Ease Of Use Key
• Internet Search Capabilities Required
• Intellectual Property Portfolio Facilitates Market Growth FTO
Essential For Pharma Biotech
• R&D Capabilities Essential

Providing Innovative Solutions

Research Biotech
Value Drivers
• Product Portfolio
-
Enabling
-
Validation Data
-
Timesaving And Convenience
• Sales, Marketing and Business Development
-
“White Coat” Selling With A Technical Sales Force
-
Access to Knowledge ( Scientists)
-
Applications Marketing On The Web
-
Collaborations With Academia (Thought Leaders)

Lead With Break Through Products

• First To Market With Innovative, Solution Oriented Products
• Focus On The Drug Discovery Workflow
• Increase Value Of Existing Product Lines By Adding Scientific
Data To Our Products
- Antibodies- Prestige Program
- Application Data
- Ingenuity
• Target Market Sub-Segments Growing At > 10%
• Acquire, License And Develop New Technologies
Research Biotech
Strategy

Broad Opportunities In Biotechnology

Research Biotech
Growth Opportunities And Tactics
•
Emerging Market Sub-Segments (Genomics/Proteomics/Functional Genomics)
•
Large Pharma And Biotech Projects
•
Custom Collaborations
-
Technology Access Programs
•
Recent Acquisitions And Licensed Technologies
-
Sangamo
-
Epigenetics
-
Atlas Antibodies
•
IP Out-licensing
•
Revitalize Sales to Academic Segment
-
Antibodies
-
Oligos

Innovation Is A Facilitator To Our Strategy

•
Gene Editing Technology-Sangamo
•
Epigenetics-Epigentik
•
Web Based Content- Ingenuity
•
Antibodies That Are Validated With Science-Atlas
•
VC investments To Put A Stake In Horizon III
Technologies And Markets
Research Biotech
Growth Opportunities And Tactics

Broad Search Selections Improve Customer Experience 59 • Drive Awareness Of New Products With Scientific Content On The Web Research Biotech Growth Opportunities And Tactics

Adding Content To Search 60 60 Ingenuity Research Biotech

Partnership With Sangamo

Gene Modification - Ultimate Gene Silencing!
- Correction ; Disruption ; Insertion
•
Gene Editing Within A Living Cell
P
229
:
CCA
L
230:
CTC
Targeting A Genomic Location With Base Pair Resolution
Research Biotech
Growth Opportunities And Tactics

Technology Through Collaborations

Example: Custom Lentivirus Production For In Vivo Uses
Media Alone
GFP-Lentivirus Purified
For In Vivo Utilization
Rat Brain – Injections On Day E15
• Innovative Technology Provide Enabling Products
Research Biotech
Growth Opportunities And Tactics

Invest In Venture Capital Opportunities

•
Strategic Partner Investment In Prolog Ventures
•Early Stage Life Science Venture Fund
•Access To Deal Flow For 2nd
And 3rd
Horizon Technologies
•Early Look At Potential Acquisitions And Emerging Markets
•Introduction To Thought Leaders And Entrepreneurial Talent
Research Biotech
Growth Opportunities And Tactics

Broadest Capabilities In Gene To Drug Spectrum

Research Biotech
Distinct Advantages Over Competitors
• Broad Access To Customers/Collaborators
• Expanding And Exclusive Internet Content And Capabilities
• In Depth Expertise Across The Research Workflow
• Widest IP Portfolio In Gene Silencing
• First To Market Gene Editing Technology Platform-Sangamo
• Leading Position In Custom Genomics
• Antibody Production Capabilities And Alliances Expanding

Growth Accelerated Later In 2007

Research Biotech
2007 Results
•
2007 Results:  3.7% Sales Growth (Currency Adjusted)
•
Key Drivers
-
Strong Growth In Genomics and Functional Genomics
-
Slow Growth In Genosys
-
New Technologies Gaining Traction

Increase Technical Focus In Products And Sales

Research Biotech
2008 Goals And Initiatives
•
Continued Focus On Pharma/Biotech
•
Major Growth Opportunities With Gene Silencing Products
•
Key New Product Launches In Genomics, Functional Genomics,
Cell Signalling
•
Add Science To Our Products
-
New Web Content
-
Application Data
-
Academic Collaborations
•
New R and D Group Resource Focused On Customers Pre And
Post Selling
Sales Increase Goal – 7 to 8%
Major Initiatives

Comprehensive Approach For Large Customers

Research Sales
Research
Specialties
37%
($761M)
Research Essentials
19%
($388M)
SAFC
29%
($591M
Research Biotech
15%
($299M)
Business
Units
Customer
Types
Driving
Forces
Long-Term
Growth
Goal
Research
Essentials
Economic
Buyers
Relationship
Selling
4%
Research
Specialties
Lab
Scientists
Transactional
Selling
6%
Research
Biotechnology
Life
Scientists
Innovation >10%
SAFC
Project &
Development
Managers
Customer
Intimacy
>10%
Total Research Sales
$1.45 Billion
80,000 Customer Accounts
Managed Accounts (~53% of Research Sales)

Research Sales
Academia & Pharma Trends
Changing Landscape In Key Market Segments
Source: AAAS Reports I through XXXII, based on OMB and agency R&D budget data – Revised April, 2007.  Includes conduct of R&D and R&D facilities.
• Government Funding Decreasing,
Becoming More Focused
• Collaborative Industry Funding Increasing
• Fewer Large Centers Of Research, More
Small Entities
740
923
1009
0
500
1000
1500
2004 2005 2006
Number of Pharma Mergers
Source: Dealogic, January 2007 – Includes Biotech, Pharmaceutical and Medical
Device Companies
• Mergers And Acquisitions Continue,
Driven By Scramble For Innovation
• Drives Vendor Consolidation, Cost-
Cutting And Centralization
• Outsourcing Moving From Vendor
Model To Partner And Virtual Company Models

Research Sales
Changing Landscape
Trends
•
Pharma:
Consolidations, Weak Research
•
Academia:
Decreasing Funding
•
Internet:
Ready Availability Of Information
Customer Behavior
• Doing More With Less
• Increased Collaborations
• Creation Of Centers Of Excellence
• Increased Levels Of Outsourcing
• Partnerships & Alliances To Reduce
B-to-B Transaction Costs
Exploiting Opportunities Requires New Approach To Customers

Research Sales
Challenge in Customer Engagement
• Needs Analysis Often Fails Without
Resource Intensive Support...
• … Requiring A Simplified Sales
Approach To Achieve Customer
Engagement In The Majority Of
The Market
Source: Sales Exec Council

Communicate The Value Proposition 71 Sales Sales CUSTOMER Communication Mix Products & Services Logistics Price, Discount, T&C Research Sales Value Drivers

Comprehensive Relationship With Key Accounts

Research Sales
Strategy
Align Sales Resource – Account Managers & Sales Specialists To
Better Capitalize On Sales Opportunities
- Promote Innovative & Value Added Solutions
(Business, Product and Application)
- Address Total Cost of Ownership
- Strive For Long Term Collaborations

Act Globally - Differentiate Approach By Customer

Research Sales
Growth Opportunity And Tactics
• Account Management (Global, Regional, Local)
- Differentiate Products And Services Through Customized Business Solutions
- Improve Customer Interaction Through Sales Analytics To Increase
Sales Effectiveness
- Maximize Price And Discount Effectiveness With Dedicated Cross Functional
Sales & Marketing Resources
• Sales Specialists
- Differentiated Selling For Product and Customer Segments
- “White Coat” Selling For Innovative Technology Segments

Combined Approach Enhanced Sales Growth

Research Sales
2007 Results
• High Single Digit Growth With Our 3,000 Worldwide Managed Accounts
• Low Double Digit Growth In Several Life Science And Analytical
Segments, Innovative Technologies Slower Then Expected
• Increased Demand For Customized Solutions
• Official Recognition By 2 Large Life Science Companies

Increase Activities With Managed Accounts

Research Sales
2008 Goals & Initiatives
• Managed Accounts Goal 7+ %
- Expand On New And Innovative Business Solutions
- Focus On Largest Customers & Biotech Accounts
- Leverage Differentiated Technology Selling Approach
• Focus On Innovative Technologies/Products And Leverage
Into Existing Portfolio
• Revitalize Custom Genomics
• Further Optimize Price And Discount Effectiveness

SAFC
Research
Specialties
37%
($761M) Research Essentials
19%
($388M)
SAFC
29%
($591M)
Research Biotech
15%
($299M)
Business
Units
Customer
Types
Driving
Forces
Long-Term
Growth
Goal
Research
Essentials
Economic
Buyers
Relationship
Selling
4%
Research
Specialties
Lab
Scientists
Transactional
Selling
6%
Research
Biotechnology
Life
Scientists
Innovation >10%
SAFC
Project &
Development
Managers
Customer
Intimacy
>10%
Innovative Solutions for Manufacturing Customers

Changing Market Dynamics Provide Opportunities

SAFC
Market Overview
• Market
- Size - $50 Billion
- Growth – 2-3%
- SIAL Share – Top 10 Player
• Customer Requirements
- Products From Stock: Quality, Availability and Price
- Make To Order: On-Time, On Quantity, On Quality, Solution Provider
- Serum Free Media
- Expanding Breadth Of Materials For Semiconductor Industry
• Competitors
- Larger Competitors Divesting Non-Strategic Assets
- Fragmented Market – Many Small, Medium and Large Players
- Asian Companies Gaining More Expertise

Expanding SAFC's Capabilities

SAFC
Business Unit Overview
1990 2000 2004 2005 2006 2007 2008
Fine Chemicals
Division
Organized
Operational
Improvements
1999 Strategic
Plan
2005
Strategic
Plan
JRH &
Proligo
Acquired
SAFC Branded
Ultrafine &
Tetrionics
Acquired
Iropharm &
Pharmorphix
Acquired
Epichem &
MMB
Acquired

Provide World-Class Chemistry And Biochemistry Support

SAFC
Value Drivers
• Small Molecule API And Biologic
Drug Products
• Technical Expertise
• Industry Leading Project Mgmt
SAFC Pharma
Complex Custom Development &
Manufacturing
20% SAFC Supply Solutions
Customized Raw Materials
• Broad Range Of Raw Materials
• Customized And Flexible Service
• Compliance Support
• Pharma, Diagnostics &
F&F Food-Grade Focus
43%
SAFC Biosciences
Critical Raw Materials
For Cell Culture Manufacturing
• World’s Largest Media Supplier
• Sera And Supplements
• Custom Media Development And
Manufacturing Services
26%
SAFC Hitech
Collaborative Chemistry Services
Enabling Future Technology
• Collaborative Research Expertise
• Process Development And Scale Up
• Commercial Scale Manufacturing
• Silicon And Compound Semiconductor
And Performance Material
11%

Exceed Customer Expectations

SAFC
Strategy
• Gain Market Share In High Growth Segments Through
Exceeding Customer Expectations
• Seek Niche Technology Opportunities To Expand The Current
Capability Profile
• Strengthen Existing Skills As The Responsive Experts To The
Biopharmaceutical Industry
• Continued Focus And Offer Innovation Within Supply Solutions
• Fuel The Growth In Our New Hitech Segment To Ensure It
Delivers On Its Exciting Promise To Customers
• Resource And Train In CAPLA Region For Faster Growth

Be The Industry Leader In Development And Manufacturing Services

SAFC Pharma
Growth Opportunities And Tactics
- Novel Excipients &
Adjuvants
- Bacterial & Fungal
Fermentation
- Analytical Services &
Development
- Animal or Plant Sourced
API’s
- Chiral Separations - Viral Drug Product
- Medicinal Chemistry - High Potent Conjugation
- Solid State Chemistry - High Potent API’s
•
Focus On Complex And Niche Technologies

Be The #1 Supplier To The Biopharmaceutical Industry

SAFC Biosciences
Growth Opportunities And Tactics
• Focus On Supplying Cell Culture Based Critical Raw Materials
Through
- Increasing Customer Intimacy
- Capturing Early and Late Stage Clinical Projects
- Continuing To Develop And Offer Single Use Disposables
- Developing And Optimizing State Of The Art Media Services
- Assisting Customers With Supply Chain Management

Be A Total Supply Chain Partner

SAFC Supply Solutions
Growth Opportunities And Tactics
• Target Market Segments With Enhanced
Quality And Customized Solutions
- Production Raw Materials
- Services Across The Supply Chain
- Solution Provider
- Enhanced Quality Systems

Be An Innovator In New Technologies

SAFC Hitech
Growth Opportunities and Tactics
• Focus On Collaborative Chemistry
Services Enabling Future Technology
For Performance Materials
- Compound Semiconductor Markets
- Silicon Semiconductors
- Large Area Displays
- Photovoltaics

Unrivalled Scientific Knowledge & Global Reach

SAFC
Distinct Advantages Over Competitors
• Breadth, Depth and Diversity of Chemical Knowledge
• Expanding Technology Offering
• Strong Project Management
• Global Infrastructure
• Financial Stability

Vast Range Of Capabilities Drives Growth

SAFC
2007 Results
• 2007 Results: 14.7% Currency Adjusted Sales Growth;
(7.1% Adjusted For Currency And Epichem Acquisition)
• Key Drivers:
- Continued Strong Performance Of Supply Solutions
- Organic Pharma Growth >20%
- CAPLA Region Double Digit Growth
- Bioscience Growth Impacted
By Market Conditions

New Activities / Capacity To Increase Growth Rate

SAFC
2008 Goals and Initiatives
Sales Increase Goal – 8 to 9%
Major Initiatives:
•
Implement A Global Accounts Strategy
•
Complete Capacity Expansion Initiatives
•
Continue To Resource And Train In High Growth International Areas
•
Fuel Growth In Hitech
•
Expand Services In Pharma
•
Hit Targeted Sales Of Acquisitions

Initiatives Set Actions For 2006 - 2008

Building For The Future
1. Align Structure With Customers And Markets
2. Expand In Faster Growing Geographic Markets
3. Build On Internet Superiority
4. Leverage Process Improvement For Excellent
Investment Returns
5. Fill Growth Target Through Acquisitions
Five Key Initiatives

CAPLA 25% Of Total Sales By 2010

CAPLA
2007 Sales
USA &
Europe
78%
CAPLA
20%
Exports to
CAPLA
2%
19%
9%
16%
14%
20%
0%
5%
10%
15%
20%
25%
2003 2004 2005 2006 2007
Brazil 34%
China 35%
India 50%
Faster Growing Markets
(2007 Reported Sales Growth):

Strategic Plan Initiative

CAPLA
Expand in Growing Economies
Objective:
Achieve 25% Of Sales By 2010
Focus:
• Capitalize On Country Specific Opportunities
• Increase Presence In Rapidly Growing Countries
• Increase Acquisitions, Partnerships
And Collaborations
• Optimize Supply Chain
Argentina
Australia
Brazil
Canada
China
IP
India
Japan
Malaysia
Mexico
New Zealand
Singapore
South Korea
Taiwan

Innovative Customer Solutions

• Revitalize Japan Sales
- Infrastructure In Place To Support Growth
- Increase Research Direct End User Selling
- Leverage Price Strategy To Increase Margin
• Localize Products And Services
- Expand Local OEM Of High Volume Essentials And Difficult To
Transport Items
- Develop Capabilities To Increase Scientific Support Through
Localized Website, Technical Seminars And Training.
• Develop Local Programs To Meet Customers’ Needs
- Leverage Core Competencies To Customize Services
CAPLA
Capitalize On Country Specific Opportunities

Doubled Sales Between 2005 & 2007 - 100 Employees 92 Wuxi CAPLA Increase Presence in Rapidly Growing Countries Shanghai Beijing Guangzhou Shenyang XI'an Wuhan Chengdu Wuxi (New Site) 2009 2009 2009

Doubled Sales Between 2005 & 2007 - 200 Employees 93 CAPLA Increase Presence in Rapidly Growing Countries Bangalore Hyderabad Mumbai Kolkata New Delhi Q2 08 Pune Lucknow Chandigarh Chennai Ahmadabad

Geographic Expansion

• Leverage Our Geographic Reach To Extend New Products And Services
• Continue Aggressive Review Of Targets In Rapidly Growing Markets
- Will Continue To Be Judicious On The Evaluation
• Successful Integration Of Acquisitions With Assets In CAPLA
CAPLA
Increase Acquisitions, Partnerships And Collaborations

Operational Excellence

• Expand Infrastructure To Manage Growth
- Increase Infrastructure in Rapidly Growing Markets To
Support Local Customers
- Develop Operations In New Geographic Markets
• Focus On Customer Service Enhancements
- Continue To Accelerate Collaboration With Contract
Research Organizations (CROs) In India And China
• Drive Asset Productivity
- Optimize Existing Assets In Mature Markets
- Increase Throughput In Emerging Market Facilities
- Drive Efficiency Through Process Improvement Initiatives
CAPLA
Optimize Supply Chain

CAPLA 25% Of Sales By 2010

CAPLA Plan Is On Track – Continue To…
• Accelerate Growth In Rapidly Growing Countries
• Add Local Products And Services To Meet Customers’ Needs
• Increase Infrastructure To Support Growth
• Leverage Process Improvement To Drive Profitability And Innovation
• Develop Local Talent
CAPLA
Expected Results

Initiatives Set Actions For 2006 - 2008

Building For The Future
1. Align Structure With Customers And Markets
2. Expand In Faster Growing Geographic Markets
3. Build On Internet Superiority
4. Leverage Process Improvement For Excellent
Investment Returns
5. Fill Growth Target Through Acquisitions
Five Key Initiatives

0
100
200
300
400
500
600
eCommerce Sales
Using ‘e’ to Integrate With Customer Processes
• $550 Million In “e”Sales For 2007
• ~40% Of Sigma-Aldrich Research
Sales Now Transacted Electronically
• System-To-System (B2B) Integration
Linking Deeper Into Customer
Business Processes: Evolution
Beyond “e” Orders
• International eCommerce Adoption
Is Accelerating
• New Platform Enables Shorter
Implementation Cycle

Leverage Content – The Conversion Funnel
PPC Affiliates SEO
Contextual
Networks
Social
Networks
Verticals
eCommerce
Functionality
AWARENESS
INTEREST
PURCHASE
CONVINCE
In-site
Search
Content
Rich Media
Content
Interactive
Content
Site
Usability
Product
Detail
Content
Registration
On-line
Services
In-site
Merchandising
eMail
Marketing
Acquire, Convert, Service & Retain Customers

Faster Is Better

Improving the Customer Experience
• WebSphere Commerce – Ordering: Easier And Faster
“Well Done! You Took An Already Good Web Site And
Made It Better…Hopefully I Will Discover More Useful
Additions As I Continue To Use The New Site.”
Gregory Kienast
Chemical Tracking & Stock Coord.
Univ. of Illinois

Facilitating "Custom" Product Ordering

Growing Beyond “Ready to Ship” Products
• Sigma-Aldrich Is No Longer Just About Pre-Pack Materials
Sitting In Our Warehouses
• Making eCommerce Work For All Business Units & Product Lines

Improving The Search Experience

Changing The Assumptions Behind Search
Find Products Associated With Genes
With Your Favorite Gene™
Find Products Related To Biological
Pathways With PathFinder
Browse For Products Using The
Traditional Catalog Index With The
Online Product Catalog
Search For Chemicals By Graphical
Structure Using The Structured
Product Search

Improving The "Hit" Rate

2007 2006
Improving Search Through Analytics
Null Search Normalized to Site Views
3.00%
3.50%
4.00%
4.50%
5.00%
5.50%
6.00%
6.50%
7.00%
21.92% decrease in Null Searches YTD
2007
Buy/Search Ratio Normalized to Site Visits
2.00%
2.05%
2.10%
2.15%
2.20%
2.25%
2.30%
2.35%
2.40%
2.45%
2.50%
9.50% Increase Confirmations
going through Search YTD
2007
Improvements In Search Performance Led To Improved
Conversion And Strong Increases In Customer Satisfaction …
72.0
72.5
73.0
73.5
74.0
74.5
75.0

Multi-Language Capabilities

• New Content Translation Process
• New Web Content Management System
• New Multi-Language Search Architecture
~30,000 Japanese products have been
translated.  Website search available in
July – print materials available now.
Focus on Global Content

#1 In Our Industry

Customer Validation
Annual Website Visits
7,000,000
11,000,000
15,000,000
19,000,000
23,000,000
2002 2003 2004 2005 2006 2007
Strong Site Growth Continues …
Sigma-Aldrich.com Is Now The
Most Popular Chemistry Site In
The World
Most Popular In Biology
Alexa Rankings, March 2008
The most visited sites in all 'Biology' categories.  26,735 sites.
1.The National Center for Biotechnology Information
www.ncbi.nlm.nih.gov
2.
Naturejobs
www.nature.com
3.
Botanical
www.botanical-online.com
4.
Entrez Browser
www.ncbi.nlm.nih.gov/Entrez
5.PubMed
www.ncbi.nlm.nih.gov/sites/entrez
6.SigmaAldrich
-Aldrich
www.Sigma-Aldrich.com
7.Bioinfo.PL -
polish bioinformatics site
bioinfo.pl
8.American Society for Microbiology
www.asm.org
9.Nature
www.nature.com/nature
10.National Center for Infectious Diseases
www.cdc.gov/ncidod/index.htm
Most Popular In Chemistry
Alexa Rankings, March 2008
The most visited sites in all 'Chemistry' categories. 4,364 sites.
1.Sigma-
Aldrich Corporation
www.sigmaaldrich.com
2.
Royal Society of Chemistry
www.rsc.org
3.
WebElements
www.webelements.com
4.
Stanford University
www.slac.stanford.edu
5.Chemical Abstracts Service (CAS)
www.cas.org
6. Department of Chemistry, University of Oxford
www.chem.ox.ac.uk
7.Dynamic Periodic Table
www.dayah.com/periodic
8.Scripps Research Institute
www.scripps.edu
9.Chemical Forums
www.chemicalforums.com
10.CDRH HOME PAGE
www.fda.gov/cdrh/index.html

Continue To Innovate

2008 & Beyond
• Engrain Sigma-Aldrich Website Even Deeper Into Our
Customers’ Processes
• Extend Our Expertise In Connecting With Customers
• Refine Our Integrated Approach To Content, Search,
Analytics, And Usability
• Utilize Global Content Management Capabilities To Provide
Localized Customer Experience
• Continually Improve Site Performance And Usability

Building For The Future
1. Align Structure With Customers And Markets
2. Expand In Faster Growing Geographic Markets
3. Build On Internet Superiority
4. Leverage Process Improvement For Excellent
Investment Returns
5. Fill Growth Target Through Acquisitions
Five Key Initiatives

Supply Chain Initiative To Enhance Margins 108 Leveraging Process Improvement • Revitalize Our Supply Chain • Continue Efforts To Maintain Investment Returns

Eight Major Initiatives 109 Procurement Custom Services Facilities Distribution Consolidation and Decoupling Slow Seller Management Planning and Forecasting Freight Management Supply Chain

Largest Opportunities Are In Two Broad Areas

Revitalizing Our Supply Chain
“
What We Sell”
Custom Services
Consolidation And Decoupling
Slow Seller Management
“How We Execute”
Planning And Forecasting
Facilities
Distribution
Freight Management
Procurement

Top Line Growth Through Custom Services

Customer Request
Business Analysis
Supply Chain
Process Improvement
Systems
Flexible, Robust,
Processes
Marketing
Popular Configurations
Other Customer
Sales
Process of
Organic Growth
Rapid
Response
Processes
Business Analysis
Custom Services

Result Is Sales Neutral And Reduces Cost

Consolidation and Decoupling
• Simplify Product Offering While Maintaining Breadth Of Product Line
- Consolidate Redundant Brand/Grade Offerings
- Eliminate Unnecessary SKUs
• Enable Improved Efficiency Through Flexibility
- Decoupling Brands From Sites
- Purchase, Test (QC) And Package Any Brand At Any Site
Consolidation & Decoupling - # of products
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
Jan-
07
Feb-
07
Mar-
07
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
Jan-
08
Consolidation Decoupling

New Approach To Improve Profitability

Slow Seller Management
Slow Sell
Hubs
Packaging
Strategy
Global Drop
Ship
Annual Stock
Return
Forecasting
Process &
Stocking Policy
Changes
• Slow Sellers “Bring Customers To The
Store”
• 94K Products (70%) Sell <30 Units/Yr
- 6% Of Research-Based Sales
- 15% Of Inventory
• Move Stock To CDC’s
• Package On Demand

S-A's 95% Fill Rate Costs $600+M In Inventory 114 Planning And Forecasting Production QC Packaging 95% fill rate Produced cumulated Inventory $600+ Million Procurement Procured cumulated

Improved Service At Lower Costs

Planning and Forecasting
• Improve Demand Planning
- Customer-Based Demand Management
- Increase Product Availability In CAPLA To Support High Growth Rate
• Implement Sales And Operations Planning
- Continued Planning Skill Development
- Process Improvements- On-Time Performance And Cycle
Time Reduction
- System Enhancements

Some "Easy Wins" Are Complete Or In Process

Facilities
• Rapid Asia-Pacific Sales Growth Requires Infrastructure Investment
• Focus Long-Term Regional And Global Facility Plans
- Align Along Centers Of Excellence
• Integrate Acquisitions
• Consolidation

Global Distribution - Future
CDC CDC
Europe Europe
South Korea
Australia
Ireland
UK
Spain
Portugal
France
Argentina
Brazil
CDC CDC
US US
China
Canada
India
Japan
Chile
Venezuela
Mexico
Sales Subsidaries:
•Belgium
•Netherland
•Italy
•Denmark
•Poland
•Czech Republic
•Hungary
•Austria
•Russia
•Greece
•Switzerland
•South Africa
Singapore
Malaysia
Norway
Finland
Sweden
Israel
Preferred Eastern, European and Middle Eastern Dealers
Multibrand ex SD
Replenishment ex US + SD
Multibrand ex US

Freight Management
• Leverage Our Spend
• Organize Globally
• Reduce Number Of Carriers And Freight Forwarders
• Improve Efficiency
Annual Freight Spend Is $100M; Largest Opportunity In Europe & CAPLA

Largest Opportunity For Margin Improvement

Procurement
• Leverage Our Spend
- Global, Integrated Organization
- Provide Additional Skills Training For Sourcing Teams
- Implement Additional Spend Analysis And Contract Management Tools
• Manage Our Vendors
- Focus On 20% Of Suppliers That Represent 80% Of Lines
- Implement Additional Vendor Management Tools
• Improve Productivity
- Fully Utilize SAP Capabilities To Automate Transactions Across The
Value Chain
• Reduce Supply Chain Risk
- Increase Dual Sourcing And Risk Mitigation Plans

Pretax Margins Expected To Improve By 1.5% by 2012

Savings & EPS Benefits
2008 2009 2010 2011 2012
Expected Savings $0-$2 $10-$15 $20-$25 $25-$35 $35-$45
($millions, pretax)
EPS Benefit $0-$0.01 $.05-$.08 $.11-$.14 $.14-$.19 $.19-$.24

Simple, Common Approach Is Foundation Of Success

Continue Efforts To Maintain Investment
Results
• AIM For Improvement In Key
Business Processes
• MEASURES To Determine If
Changes Are Improvements
• CHANGES To Anything And
Everything Can Be Tested For
Improvement

Sixth Straight Year Of $15+ Million In Savings

Process Improvement Results
• “It’s All About The Business!”
• Superior Improvements =
Superior Performance
• Documented Savings Are A
Fraction Of The Impact

Producing Material Improvements To The Bottom Line

Process Improvement
• Cost Savings – Global Purchasing Efforts Saved More Than
$10 Million
• Impact From 30 Advanced Improver Projects In Locations
• Growing Impact On Top-Line Growth Initiatives
• Quality and Safety Focused Improvements Have Led To
Record Performance

$15 Million Savings Goal To Hold Existing Margins

Process Improvement Focus – 2008
• Spread Of Improvement Efforts And Support Into CAPLA
• Broadening The Improver Network Through Hands-On Skill
Development
• Launch Of Multiple Initiatives Aimed At Reducing The
Environmental Impact Of Our Operations
• Continued Support Of The Hundreds Of Local Improvement
Efforts Taking Place And Producing Results Around The World

Aligning With Our Communities 125 Global Citizenship Environmental Sustainability = Social Responsibility = Corporate Accountability

Sustainability Metrics To Be Published

Environmental Sustainability
2008 Projects
• Worldwide Energy Measurement
And Conservation
• Technology Sharing (Reduce,
Reuse, Recycle)
- Internal - eNet
- External – Customers / Investors Via
Public Website

Sustaining Successful Communities

Social Responsibility
2008 Projects
• Communities
- Team Sigma-Aldrich
• Workplace
- Outstanding Safety Performance
- Recognition For Improvement (Safety,
Quality, Environment)
• Customers
- Highest Quality And Leading Edge Products
- Translate Discoveries Into Meaningful
Therapies And Cures
• Suppliers
- Expect High Quality Materials And Safe
Work Environments

Earn The Trust Of Customers, Investors & Employees 128 Corporate Accountability 2008 Projects • Fiscal: Using The Data • Governance: Act With Integrity

Initiatives Set Actions For 2006 - 2008

Building For The Future
1. Align Structure With Customers And Markets
2. Expand In Faster Growing Geographic Markets
3. Build On Internet Superiority
4. Leverage Process Improvement For Excellent
Investment Returns
5. Fill Growth Target Through Acquisitions
Five Key Initiatives

Add To Growth/Maintain Returns

Acquisitions – General Criteria
• Acquisitions Must Create Shareholder Value Over Reasonable
Planning Horizon:
- Both Sales And Profit Growth > Long-Term Target (10%)
- Meet Or Exceed Cost Of Capital (Roughly 15%)
- Enhance Life Science/High Technology Position
• Annual Revenue Target:  3% (Roughly $65 Million)

Need Expansion Into New Markets To Fill Revenue Gap

Acquisitions – Investment Opportunities
• New Market Opportunities In:
- Regenerative Medicine (Stem Cells)
- Electronics (Material Science)
- Biomaterials (Material Science)
- Contract Research Services
- Analytical Services
- Automation Reagents
- Functional Genomics And Proteomics
- Molecular Diagnostics
- Pharma Services

Add Capabilities With Focus On Global Innovation

Acquisitions – Broad Strategy
• Primary Focus On Biotech, SAFC And Emerging Markets:
- Biotech:  “First To Market” Technologies For Development And Launch Of Innovative,
Solution-Oriented Products
- SAFC:
- Capabilities To Retain/Enhance #1 Position In Biosciences
- Products/Services To Fill Gaps In Becoming A Full Line Supplier For Drug
Development (Both Pharma & Bioscience)
- Diversification (e.g., High-Tech And Material Sciences)
- Emerging International Markets:
- Penetrate/Accelerate Ability To Better Serve Local Markets
- Improved Access To Low Cost Sourcing And Services
- Diversify Geographic Mix (To Reach 25% Of Total By 2010)
• Selective “Bolt On” Acquisitions To Build Other Units:
- New (Usually Small) Technology Line Extensions To Maintain Leadership Position,
Product Line Breadth/Diversity (Chemistry) Or Diversify Customer Base (Analytics)
- Market Share, Market Presence, Scale And/Or Cost Position

Acquisitions – Annualized Revenue Added
UltraFine (Capacity)
Tetrionics (Technology)
JRH (Product Line)
Proligo (Technology)
Beijing Superior (Geography)
Iropharm (Capacity)
Pharmorphix (Technology)
Advanced Separation
Technologies (Technology)
Epichem (Technology)
Molecular Medicine
BioServices
(Technology)
$31
$190
$25
$52
Research Specialties
SAFC
Multi-Unit
0
20
40
60
80
100
120
140
160
180
200
2004 2005 2006 2007

Screened Candidates Enter Internal Review Process
Acquisitions - How We Source Candidates
Third Parties
•Venture Capital Firms
• Investment Bankers
• Direct Candidate
Contact
Internal Groups
• Business Development
(Staff & Web Site)
• International Team
• Sales,
• R&D
• Marketing
External Contacts
• Personal/Business
Networks
•Customers
• In-licensing
Discussions
• Competitors
• Trade Shows,
Associations &
Conferences
•Universities
“Triage” Selection Criteria
• Corporate & BU Objectives
•Technology/Market Potential
• Staff Expertise/Experience
•Reputation & Brands
• Ease of Integration
•Seller’s Expectations
•Financial Criteria
Strategic Plan Acquisition Review
(300 Screened         175 Candidates)

Enough Target To Achieve Objective

Acquisitions – Internal Review
• Horizons Screen
- Revitalize
- Growth Opportunities
- Future Business
• Business Unit Analysis
• EMG Review
• Target Contact
- Availability
- Technical Details
• Due Diligence
• Formulate Proposal
• Board Approval (As Applicable)

Strategic Plan
Financial Objectives
• Obtain Minimum 10% Top And Bottom Line Growth
• Maintain 20% Return On Equity Over Plan Period
• Maintain Effective Debt To Capital Ratio
• Reinvest Cash In Sales And EPS Growth

($ In Millions)
Balance Sheet
ASSETS KEY RATIOS
Cash 238 $       174 $        Receivable DSO 50 50
Receivables 276          248                US 37 38
Inventories 654          596                Europe 54 54
Other Current Assets 115          95                 CAPLA 61 62
Property, Plant and Equipment 682          645
Other Assets 664          576           Inventory MOH
(1)
7.3 7.6
2,629 $    2,334 $
Debt to Capital 25.0% 27.2%
LIABILITIES AND EQUITY
Short-term Debt 331 $       189 $
Other Current Liabilities 304          253
Long-term Debt 207          338
Noncurrent Liabilities 170          143           (1)
Equity 1,617       1,411
2,629 $    2,334 $
12/31/07 12/31/07 12/31/06
Significant portion of decrease due to the
lower MOH of the Epichem and MMB
acquisitions (2.7 and 1.8 MOH, respectively)
12/31/06

($ In Millions)
Balance Sheet
ASSETS
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2003 2004 2005 2006 2007
Cash Other Current Assets
PP&E Other Assets
LIABILITIES & EQUITY
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2003 2004 2005 2006 2007
Total Debt Other Current Liab.
Other Noncurrent Liab. Equity

Balance Sheet
Hold DSO & MOH / Maintain Debt Ratio
Accounts Receivable
Days Sales Outstanding
(DSO)
Inventory
Months On-Hand
(MOH)
Dept-To-Capital
Ratio
54
50
48
50 50
44
45
46
47
48
49
50
51
52
53
54
55
2003 2004 2005 2006 2007
7.6
7.7
7.4
7.6
7.3
7.0
7.2
7.4
7.6
7.8
8.0
2003 2004 2005 2006 2007
19.6%
13.3%
28.9%
27.2%
25.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2003 2004 2005 2006 2007

Active Working Capital
Management
55%
49%
44%
41%
39%
40%
42%
40%
0%
10%
20%
30%
40%
50%
60%
2000 2001 2002 2003 2004 2005 2006 2007
Excluding
JRH &
Proligo 37%
Percentage of Sales:  (Accounts Receivable + Inventory – Accounts Payable) / Sales
Provided $300 Million in Cash 2000-2007
($48.2)
Million

Cash Flow - Sources and Uses
Sources
0
200
400
600
800
1000
2003 2004 2005 2006 2007
Operations
Uses
0
200
400
600
800
1000
2003 2004 2005 2006 2007
Dividends Capital Expenditures
Acquisitions Share Repurchase
(in 000’s)
Operations Self-Funding;
Use Debt for Share Repurchases & Acquisitions

• Have Repurchased 84.0 Million Shares To Date
5.2m - 1999     45.9m - 2000     8.2m – 2001     5.2m – 2002     5.5m – 2003
2.0m – 2004     4.0m – 2005     4.0m – 2006     4.0m – 2007
• Represents ~40% of Otherwise Outstanding Shares
• Average Price:  $20.46 Per Share (“All In”)
• Authorized Up To 6.0 Million More Shares
• Shares Outstanding 12/31/07 – 129.4 Million
Share Repurchase
Continue Modest Repurchase Program

Rewards Tied To Performance

Performance
Share Holding Opportunity
Requirement Target
Number Positions Included (Salary Multiple) (% Of Salary)
1 Chairman 3X -
1 President & CEO 3X 67%
6 Business Unit Presidents, CAO/CFO,
General Counsel) 2X 50-55%
17 Key Management Group 1X 25-30%
30 Senior Management Group 0.5X 20%
488 Managers & Directors 0.25X 10-15%
Employees – Share Commitment &
Performance Reward Programs

Operating Cash Flow $ 420 – 430
Cash Requirements
- Capital Expenditures $ 115
- Dividends $   66
- Acquisitions TBD
- Share Repurchase TBD
Expected Cash Flow – 2008
(In Millions)
Financially Strong
Nearly
$250 Million
Available

Directors $  406 $  560 $  2,970 7.3
Officers/Executives 8,832 11,203 28,635 3.2
Directors/Managers 3,928 11,425 20,021 5.1
$13,166 $23,188 $51,626 3.9
Times
Current Total Shareholdings Current
Requirement Requirement @ 12/31/07 Requirement
Directors & Employee Shareholding (000’s)

Enhancing Global Reach Through Excellence

147 2008 Goals • Deliver Sales & EPS Forecast • Develop Plan To Drive Growth For 2009 – 2011 • Build Bench Strength To Support Long-Term Growth • Enhance Environmental Sustainability

148 2008 Forecast • Sales - Organic Growth 7% - Currency (At 12/31/07 Rates) 3% • EPS $2.52 – 2.62 + 8 – 12% • ROE >20%

Summary
•
Five Key Customer Success Drive Initiatives
- Customer-Centric Approach
- Geographic Opportunities
- Internet Superiority
- Process Improvement
- Acquisitions
•
Competitive Advantages
- Broad & Innovative Offering
- Global Presence
- Superior Technical Service
•
Financial
- Strong Financial Position
- Positive Cash Flow
- Longer Tem Margin Improvement
We Are Committed To Accelerating Our Customers' Success Through
Leadership In Life Science, High Technology & Service

Sigma-Aldrich Corporation We are Committed to Accelerating our Customers’ Success through Leadership in Life Science, High Technology and Service